UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

SusGlobal Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-56024	38-4039116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Davenport Road
Toronto, ON, Canada, M5R 1J2
(Address of Principal Executive Offices)

(416) 223-8500

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 4.01. Changes in Registrant's Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

In May 2020, SF Partnership, LLP (“SFP”), the independent registered public accounting firm for SusGlobal Energy Corp. (the “Company”), was acquired by KPMG LLP (“KPMG”).

On July 6, 2020, the audit committee (the “Committee”) of the board of directors (the “Board”) of the Company dismissed KPMG as the Company’s independent registered public accounting firm (the “Dismissal”).

From January 1, 2020 through the date of the Dismissal, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of SFP on the consolidated financial statements of the Company as of and for each of the fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:.

SFP’s report on the consolidated financial statements of the Company for the years ended December 31, 2019 and December 31, 2018 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2019, and 2018 there were no: (1) disagreements with SFP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, which disagreements if not resolved to SFP’s satisfaction, would have caused SFP to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events in connection with its reports.

The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. Such letter will be filed as an amendment to this Form 8-K.

Appointment of Independent Registered Public Accounting Firm

On July 6, 2020, in connection with the Dismissal, and at the recommendation of the Committee, the Board appointed MNP LLP ("MNP") as the Company's independent registered public accounting firm for the year ending December 31, 2020.

During the two most recent fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim period from January 1, 2020 through July 6, 2020, neither the Company nor anyone on its behalf consulted MNP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that MNP concluded was an important factor considered by  the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SusGlobal Energy Corp.

Date: July 10, 2020	By:	/s/ Marc Hazout
Marc Hazout
Executive Chairman, President and Chief Executive Officer